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                                                                    EXHIBIT 99.1


                                  CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, being the Chief Executive Officer and the Acting Chief Financial Officer of SEMX Corporation ("the Issuer"), respectively, hereby certify that:

     1. The 10-Q Report of the issuer for the quarter ended June 30, 2002 ("10-Q Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and that

     2. The 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: August ___, 2002
                                  SEMX CORPORATION



                                  -----------------------------------------
                                  Frank J. Polese,
                                  Chief Executive Officer



                                  ------------------------------------------
                                  Gilbert D. Raker,
                                  Acting Chief Financial Officer